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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     March 14, 2005
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                               PICO Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


         California                      10-18786                94-2723335
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


875 Prospect Street, Suite 301, La Jolla, California                  92037
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     (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code          (858) 456-6022
                                                   -----------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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SECTION 1 REGISTRANT'S BUSINESS OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In compliance with a Securities and Exchange Commission Frequently Asked Questions Bulletin on Form 8-K issued November 23, 2004, the Company is disclosing the following changes to Directors' compensation which the Securities and Exchange Commission may deem to be material definitive agreements.

Directors' Compensation

At its March 14, 2005 meeting, the Company's Compensation Committee recommended an increase in compensation for the Company's non-employee Directors. Compensation for the Company's non-employee Directors has not been increased since January 1, 2003. The Company's Board of Directors approved this recommendation on March 14, 2005 to be effective January 1, 2005.

Directors who are employees of the Company do not receive Board or Committee retainers or fees.

The Company's non-employee Directors' compensation effective January 1, 2005 is as set forth below:

o    Each Director will receive an annual Board retainer of $35,000.

o The chairman of the Audit Committee will receive an additional annual retainer of $10,000, and each other member of the Audit Committee will receive an additional retainer of $5,000.

Each non-employee Director will receive a fee of $2,000 for attending, in person or by telephone, Board and Committee meetings. There is a limit of $4,000 per day for Board and Committee fees for any one Director. This has been in effect since January 1, 2003 and remains unchanged.

Non-employee Directors who attend educational activities or seminars on behalf of the Company will receive a fee of $1,000 per day plus expenses. This has been in effect since January 1, 2003 and remains unchanged.


SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Retirement of Director

Robert R. Broadbent has decided to retire from the Board of Directors effective August 1, 2005. Mr. Broadbent has been a member of the Board of Directors since November 20, 1996.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PICO HOLDINGS, INC.


Date:  March 16, 2005                   By: /s/ Maxim C. W. Webb
                                            -----------------------------
                                         Maxim C. W. Webb
                                         Chief Financial Officer and Treasurer



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                                  EXHIBIT INDEX


        Exhibit Number     Description
        --------------     -----------

              1.1          Summary of Non-Employee Directors' Compensation




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